Note 29 (Tables)	6 Months Ended
Jun. 30, 2023
Capital Base And Capital Management [Abstract]
Capital Ratios [Table Text Block]
The eligible capital instruments and the risk-weighted assets of the Group (phased-in) are shown below, calculated in accordance with the applicable regulation, considering the entities in scope required by such regulation, as of June 30, 2023 and December 31, 2022:

Capital ratios (phased-in)
	June 2023 ⁽¹⁾ ⁽²⁾	December 2022
Eligible Common Equity Tier 1 capital (millions of Euros) (a)	45,153	42,738
Eligible Additional Tier 1 capital (millions of Euros) (b)	6,171	5,193
Eligible Tier 2 capital (millions of Euros) (c)	7,021	5,930
Risk Weighted Assets (millions of Euros) (d)	347,488	337,066
Common Tier 1 capital ratio (CET 1) (A)=(a)/(d)	12.99%	12.68%
Additional Tier 1 capital ratio (AT 1) (B)=(b)/(d)	1.78%	1.54%
Tier 1 capital ratio (Tier 1) (A)+(B)	14.77%	14.22%
Tier 2 capital ratio (Tier 2) (C)=(c)/(d)	2.02%	1.76%
Total capital ratio (A)+(B)+(C)	16.79%	15.98%
(1) Provisional data.
(2) The difference between the phased-in and fully-loaded ratios arises from the temporary treatment of certain capital items, mainly as a result of the impact of IFRS 9, to which the BBVA Group has adhered voluntarily (in accordance with article 473bis of the CRR and the subsequent amendments introduced by the Regulation (EU) 2020/873). In 2023, there are no differences between phased-in and fully-loaded ratios due to the aforementioned temporary treatment.

Leverage Ratio [Table Text Block]
The breakdown of the leverage ratio as of June 30, 2023 and December 31, 2022, calculated according to CCR, is as follows:

Leverage ratio
	June 2023 ⁽¹⁾	December 2022
Tier 1 (millions of Euros) (a)	51,324	47,931
Exposure to leverage ratio (millions of Euros) (b)	792,051	738,413
Leverage ratio (a)/(b) (percentage)	6.48%	6.49%
(1) Provisional data